                                                                       Exhibit 4


  NOT MORE                                                            NOT MORE
THAN 100,000                                                        THAN 100,000
   SHARES                                                              SHARES

             NUMBER                                        SHARES
             NY 3306                                      SPECIMEN
          COMMON STOCK                       SEE REVERSE FOR CERTAIN DEFINITIONS
                                                       CUSIP 88554L 10 8

                                   [GRAPHIC]

                        [LOGO] THREE-FIVE SYSTEMS, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT

                                    SPECIMEN

IS THE OWNER OF

            FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK,
                          PAR VALUE $.01 PER SHARE, OF

Three-Five Systems, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, on surrender of this certificate properly endorsed.
     This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

CERTIFICATE OF STOCK
Dated:  SPECIMEN



/s/ Jeffery D. Buchanan                              /s/David R. Buchanan
              SECRETARY                              PRESIDENT, CHAIRMAN AND CEO

                              [THREE-FIVE SYSTEMS, INC.

                                  INCORPORATED

                                      1990

                                    DELAWARE

                                     SEAL]


COUNTERSIGNED AND REGISTERED:
  THE BANK OF NEW YORK
    (NEW YORK)   TRANSFER AGENT
                  AND REGISTRAR

AUTHORIZED SIGNATURE

                            THREE-FIVE SYSTEMS, INC.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common        UNIF GIFT MIN ACT --   Custodian
     TEN ENT -- as tenants by the                               ----------------
                entireties                                      (Cust)   (Minor)
     JT TEN  -- as joint tenants with                       under Uniform Gifts
                right of survivorship and                   to Minors Act
                not as tenants in common                                 -------
                                                                         (State)

    Additional abbreviations may also be used though not in the above list.

     For Value Received,      hereby sell, assign and transfer unto

  PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE
  --------------------------------------

  --------------------------------------

 -----------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

 -----------------------------------------------------------------------------

 -----------------------------------------------------------------------------

 ---------------------------------------------------------------------- Shares
 of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

 -------------------------------------------------------------------- Attorney
 to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

 Dated ---------------------------------

                              X -----------------------------------------------

                              -------------------------------------------------
                              NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature Guaranteed

By:
   -----------------------------------------------------------------------------
   The signature(s) must be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee Medallion Program), pursuant to S.E.C. Rule 17Ad-15.